SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 30, 2000
(Date of earliest event reported)

Commission File No.: 333-68951


                       GE Capital Mortgage Services, Inc.
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        New Jersey                                     21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                             08002
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Addresses of principal executive offices                          (Zip Codes)


                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code


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            (Former names, former addresses and former fiscal years,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Computational Materials
                                                prepared by Bear, Stearns
                                                & Co. Inc. and Merrill
                                                Lynch, Pierce, Fenner &
                                                Smith Incorporated in
                                                connection with GE Capital
                                                Mortgage Services, Inc.,
                                                REMIC Mortgage Pass-Through
                                                Certificates, Series 2000-13.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE CAPITAL MORTGAGE SERVICES, INC.


October 30, 2000

                                        By:     /s/ Al Gentile
                                               ---------------------------------
                                        Name:  Al Gentile
                                        Title: Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials                         P
                        prepared by Bear, Stearns
                        & Co. Inc. and Merrill
                        Lynch, Pierce, Fenner &
                        Smith Incorporated in
                        connection with GE Capital
                        Mortgage Services, Inc.,
                        REMIC Mortgage Pass-Through
                        Certificates, Series 2000-13.